UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2013

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2013, the stockholders of Exact Sciences Corporation (the “Company”) approved an amendment to the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan Amendment”). A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on June 27, 2013 (the “2013 Proxy Statement”) under the heading “Proposal 3-Approval of First Amendment to 2010 Omnibus Long-Term Incentive Plan”, which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix A to the 2013 Proxy Statement which is also incorporated by reference herein.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On July 25, 2013, the Company held its 2013 Annual Meeting of Stockholders.  The certified results of the matters voted upon at the meeting, which are more fully described in the 2013 Proxy Statement, are as follows:

The Company’s stockholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class I directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Kevin T. Conroy	24,398,500	11,277,319	22,593,009
Katherine S. Napier	21,694,146	13,981,673	22,593,009
David A. Thompson	21,699,072	13,976,747	22,593,009

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
33,925,851	1,562,551	187,417	22,593,009

The Company’s stockholders approved an amendment to the 2010 Omnibus Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,800,000 shares and increase the fungible share ratio to 1.55 (from 1.35) and re-approved individual award limits and performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
33,969,749	1,498,750	207,320	22,593,009

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2013, with votes cast as follows:

For	Against	Abstain
57,816,803	162,107	289,918

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 31, 2013	By:	/s/ Maneesh Arora
Maneesh Arora
Chief Operating Officer and Chief
Financial Officer